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VANGUARD(R) BALANCED INDEX FUND
VANGUARD BOND INDEX FUNDS
VANGUARD U.S. STOCK INDEX FUNDS
VANGUARD REIT INDEX FUND


SUPPLEMENT TO THE PROSPECTUS


In the section BUYING SHARES, under "Account Minimums for Signal Shares," the third bullet is restated as follows:

o Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Please contact your Vanguard representative to determine whether your accounts qualify.
















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Vanguard Marketing Corporation, Distributor.                        PS15  042007